UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

ContextLogic Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

DE	000-56773	27-2930953
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301 Oakland, CA	94601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 965-8476

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026, the Company consummated the previously announced acquisition (the “US Salt Acquisition”) of US Salt Parent Holdings, LLC, a Delaware limited liability company (“US Salt”) pursuant to the terms of the Purchase Agreement entered into on December 8, 2025, as amended (the “Purchase Agreement”). Pursuant to the transactions described in the Purchase Agreement (together the “Transaction”), on February 26, 2026, at the closing of the US Salt Acquisition (the “Closing”) the Company acquired US Salt and its subsidiaries, including US Salt’s salt production and manufacturing business, and the Company holds substantially all of the assets and business of US Salt.

In connection with the Closing, the Company is voluntarily providing the following supplemental disclosure on this Current Report on Form 8-K/A solely for informational purposes:

•
Exhibit 99.2,  filed with this Current Report on Form 8-K, includes the disclosure required by Part I, Item 303 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of Regulation S-K, provided with respect to US Salt as of and for the years ended December 31, 2025 and 2024 (the “Supplemental US Salt MD&A”).

•
Exhibit 99.3, filed with this Current Report on Form 8-K/A, includes audited consolidated financial statements and the related notes of US Salt Parent Holdings, LLC and its subsidiaries as of the years ended December 31, 2025 and 2024, (the “US Salt Financial Statements”).

•
Exhibit 99.4, filed with this Current Report on Form 8-K/A, includes certain unaudited pro forma condensed combined financial information of US Salt, prepared in accordance with Article 11 of Regulation S-X of the SEC, based on the historical consolidated financial statements of the Company and US Salt, and is intended to provide information about how the Transaction might have affected the Company’s historical consolidated financial statements (the “Unaudited Pro Forma Financial Information”).

The unaudited pro forma balance sheet as of December 31, 2025 combines the historical unaudited condensed consolidated balance sheet of the Company and the historical unaudited condensed consolidated balance sheet of US Salt, each as of December 31, 2025, and depicts adjustments reflecting the accounting for the Transaction as if it had occurred on that date. The unaudited pro forma statement of operations for the year ended December 31, 2025 reflects the combination of (i) the historical audited consolidated statement of operations of the Company for the year ended December 31, 2025, with (ii) the historical audited consolidated statement of operations of US Salt for the year ended December 31, 2025, and depicts the adjustments reflected on the unaudited pro forma balance sheet assuming those adjustments were made on January 1, 2025.

As described therein, the Unaudited Pro Forma Financial Information is based on current estimates of, and good faith assumptions regarding, the adjustments arising from the Transaction, has been prepared for illustrative purposes and is not necessarily indicative of what combined results of operations would have been. None of the Company or US Salt make any representation or warranty, express or implied, as to, or assumes any responsibility for, the accuracy or completeness of the information contained in the Unaudited Pro Forma Financial Information. Nothing contained in the Unaudited Pro Forma Financial Information is, or shall be relied upon as, a promise or representation by any of the Company or US Salt, as to the matters set for the therein, whether as to the past or the future.

This Current Report on Form 8-K/A is being filed to update the Current Report on Form 8-K of the Company filed on February 26, 2026. The sole purpose of this amendment is to disclose the financials of US Salt Parent Holdings, LLC as discussed above.

Item 9.01	Financial Statements and Exhibits.

(a)

As discussed above under Item 2.01, the US Salt Financial Statements are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(b)

As discussed above under Item 2.01, the Unaudited Pro Forma Financial Information is filed as Exhibit 99.4 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description	Form/Filing	Date	Number	Filed Herewith
23.1	Deloitte Auditor Consent				X
99.2	Supplemental US Salt MD&A				X
99.3	US Salt Financial Statements				X
99.4	Unaudited Pro Forma Financial Information				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTEXTLOGIC HOLDINGS INC.

Date: March 5, 2026	By:	/s/ Mark Ward
Mark Ward President Principal Executive Officer